Exhibit 99.3


     [LOGO OMITTED] Countrywide(R)                                                                   Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
      Class AF-1 Corridor Contract Agreement Schedule and Strike Rates

------------------------------------------------------------------------------
      Period          Notional Schedule        Cap Strike       Cap Ceiling
                             ($)                  (%)               (%)
------------------------------------------------------------------------------
         1                 272,339,000          7.78741           9.00000
         2                 266,749,323          6.28012           9.00000
         3                 260,830,623          6.48941           9.00000
         4                 253,487,996          6.28002           9.00000
         5                 244,724,436          6.27998           9.00000
         6                 234,550,131          6.95278           9.00000
         7                 222,982,626          6.27988           9.00000
         8                 210,048,010          6.48915           9.00000
         9                 195,788,263          6.27978           9.00000
        10                 180,313,880          6.48905           9.00000
        11                 165,102,601          6.27277           9.00000
        12                 150,161,641          6.25133           9.00000
        13                 135,491,288          6.45897           9.00000
        14                 121,079,128          6.25056           9.00000
        15                 106,919,941          6.45884           9.00000
        16                  93,008,837          6.25043           9.00000
        17                  79,341,019          6.25037           9.00000
        18                  65,911,779          6.91998           9.00000
        19                  52,716,494          6.25024           9.00000
        20                  39,750,630          6.45851           9.00000
        21                  27,238,124          6.25011           9.00000
        22                  15,661,504          6.45837           9.00000
        23                   4,306,244          6.24307           9.00000
------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [LOGO OMITTED] Countrywide(R)                                                                   Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
                                Class 1-AV Corridor Contract Agreement Schedule and Strike Rates

--------------------------------------------------------------------------------------------------------------------------------
            Notional Schedule       Cap Strike     Cap Ceiling    Period    Notional Schedule      Cap Strike     Cap Ceiling
  Period           ($)                 (%)             (%)                         ($)                 (%)            (%)
--------------------------------------------------------------------------------------------------------------------------------
    1          1,412,700,000         7.66243         9.75000        31           519,489,532         6.45447        9.72760
    2          1,403,673,607         6.10676         9.75000        32           493,374,504         6.67798        9.72684
    3          1,392,516,047         6.31860         9.75000        33           468,100,703         6.45452        9.72757
    4          1,379,236,232         6.10680         9.75000        34           443,641,132         6.67825        9.72580
    5          1,363,851,054         6.10675         9.75000        35           419,969,736         6.46249        9.71695
    6          1,346,385,392         6.78791         9.75000        36           397,061,802         7.86794        9.61686
    7          1,326,872,283         6.10771         9.75000        37           374,950,446         8.15666       10.11173
    8          1,305,353,093         6.31959         9.75000        38           374,950,446         7.88552       10.11614
    9          1,281,876,671         6.10762         9.75000        39           372,075,361         8.15675       10.11162
    10         1,256,500,124         6.31959         9.74997        40           360,044,109         7.88592       10.11519
    11         1,229,290,927         6.10763         9.74997        41           348,399,811         7.89143       10.10476
    12         1,200,352,778         6.10769         9.74997        42           337,130,501         9.80568        9.99176
    13         1,171,933,605         6.32053         9.74997        43           326,279,169         9.17378       10.00769
    14         1,144,050,844         6.10854         9.74997        44           315,776,156         9.48792        9.99955
    15         1,116,694,219         6.32044         9.74997        45           305,609,576         9.17380       10.00756
    16         1,089,853,882         6.10849         9.74989        46           295,768,691         9.48819        9.99966
    17         1,063,520,182         6.10845         9.74989        47           286,243,103         9.17761       10.00122
    18         1,037,683,620         6.78978         9.74987        48           277,022,962         9.87604        9.87604
    19         1,012,334,907         6.10940         9.74989        49           268,134,405        10.22494       10.37181
    20           987,465,068         6.32133         9.74988        50           259,530,248         9.88705       10.40012
    21           963,064,952         6.10931         9.74989        51           251,200,940        10.22496       10.37176
    22           939,125,760         6.32431         9.74981        52           243,137,730         9.88721       10.40021
    23           915,639,398         6.14029         9.74980        53           235,332,141         9.88904       10.40004
    24           892,594,968         6.33651         9.74981
    25           869,923,072         6.55686         9.74981
    26           846,804,281         6.33584         9.74983
    27           763,398,493         6.55510         9.74982
    28           685,416,053         6.33599         9.74909
    29           613,256,519         6.34729         9.74686
    30           546,940,722         7.17165         9.72542
--------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [LOGO OMITTED] Countrywide(R)                                                                   Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
                                Class 2-AV Corridor Contract Agreement Schedule and Strike Rates

--------------------------------------------------------------------------------------------------------------------------------
            Notional Schedule       Cap Strike     Cap Ceiling    Period    Notional Schedule      Cap Strike     Cap Ceiling
  Period           ($)                 (%)             (%)                         ($)                 (%)            (%)
--------------------------------------------------------------------------------------------------------------------------------
     1           573,390,000         8.10360         8.25000        31           210,881,018         6.99157        9.23569
     2           569,676,404         6.48664         8.25000        32           200,330,222         7.23293        9.23521
     3           565,097,053         6.71106         8.25000        33           190,117,976         6.99228        9.23566
     4           559,655,730         6.48638         8.25000        34           180,233,481         7.24986        9.22911
     5           553,359,453         6.48625         8.25000        35           170,666,676         7.09165        9.14689
     6           546,218,514         7.20892         8.25000        36           161,408,592         8.54919        9.10225
     7           538,246,578         6.48695         8.25000        37           152,440,715         8.84526       10.09553
     8           529,460,438         6.71137         8.25000        38           152,440,715         8.55196       10.10046
     9           519,880,241         6.48667         8.25000        39           151,181,391         8.84555       10.09512
    10           509,534,142         6.71109         8.25000        40           146,302,290         8.55993       10.09354
    11           498,461,366         6.48640         8.25000        41           141,580,013         8.61773       10.00846
    12           486,800,747         6.48729         8.25000        42           137,010,948        10.42604       10.42604
    13           475,356,442         6.71177         8.25000        43           132,607,121         9.73921        9.96335
    14           464,126,964         6.48710         8.25000        44           128,344,240        10.07222       10.07222
    15           453,108,307         6.71157         8.25000        45           124,217,754         9.73936        9.96290
    16           442,296,538         6.48690         8.25000        46           120,223,317        10.07889       10.07889
    17           431,687,800         6.48681         8.25000        47           116,356,792         9.79098        9.93239
    18           421,278,304         7.20958         8.25000        48           112,614,674        10.66903       10.66903
    19           411,064,384         6.48759         8.25000        49           109,004,708        11.03478       11.03478
    20           401,042,339         6.71207         8.25000        50           105,509,996        10.67079       10.67119
    21           391,208,591         6.48739         8.25000
    22           381,559,626         6.73536         8.24983
    23           372,093,099         6.74041         8.24984
    24           362,683,588         6.82292         8.24983
    25           353,087,139         7.05979         9.24984
    26           340,622,037         6.81097         9.24985
    27           306,825,005         7.04631         9.24984
    28           275,531,174         6.81728         9.24741
    29           246,753,843         6.92718         9.24396
    30           221,826,631         7.76426         9.23417
--------------------------------------------------------------------------------------------------------------------------------



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [LOGO OMITTED] Countrywide(R)                                                                   Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-10
       SECURITIES COPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
                          Floating Rate Subordinate Corridor Contract Agreement Schedule and Strike Rates

--------------------------------------------------------------------------------------------------------------------------------
            Notional Schedule       Cap Strike     Cap Ceiling    Period    Notional Schedule      Cap Strike     Cap Ceiling
  Period           ($)                 (%)             (%)                         ($)                 (%)            (%)
--------------------------------------------------------------------------------------------------------------------------------
     1           403,910,000         7.89649         8.25000        31           403,910,000         6.71286        9.23001
     2           403,910,000         6.31968         8.25000        32           403,910,000         6.94497        9.22933
     3           403,910,000         6.53861         8.25001        33           403,910,000         6.71311        9.22999
     4           403,910,000         6.31966         8.25002        34           403,910,000         6.95005        9.22683
     5           403,910,000         6.31959         8.25002        35           403,910,000         6.74748        9.19682
     6           403,910,000         7.02381         8.25003        36           403,910,000         8.16798        9.11275
     7           403,910,000         6.32049         8.25004        37           403,910,000         8.46226       10.10716
     8           403,910,000         6.53944         8.25005        38           373,823,277         8.18129       10.11171
     9           403,910,000         6.32035         8.25004        39           348,837,835         8.46244       10.10687
    10           403,910,000         6.53936         8.25002        40           337,564,266         8.18391       10.10896
    11           403,910,000         6.32028         8.25003        41           326,653,216         8.20455       10.07697
    12           403,910,000         6.32058         8.25002        42           316,094,300         9.25000        9.25000
    13           403,910,000         6.54023         8.25003        43           305,924,194         9.25000        9.80448
    14           403,910,000         6.32113         8.25003        44           296,080,264         9.50000        9.72288
    15           403,910,000         6.54010         8.25002        45           286,551,553         9.44046        9.99466
    16           403,910,000         6.32104         8.24997        46           277,328,006         9.50000        9.72020
    17           403,910,000         6.32098         8.24997        47           268,399,930         9.45809        9.98133
    18           403,910,000         7.02535         8.24997        48           259,758,424         9.50000        9.50000
    19           403,910,000         6.32188         8.24996        49           251,426,075         9.50000        9.50000
    20           403,910,000         6.54088         8.24996        50           243,360,162         9.50000        9.76168
    21           403,910,000         6.32176         8.24997        51           235,551,852         9.50000        9.50000
    22           403,910,000         6.54973         8.24987        52           227,992,943         9.50000        9.76003
    23           403,910,000         6.41689         8.24991        53           220,675,519         9.50000        9.75043
    24           403,910,000         6.58026         8.24988
    25           403,910,000         6.80882         9.24989
    26           403,910,000         6.57633         9.24990
    27           403,910,000         6.80368         9.24990
    28           403,910,000         6.57826         9.24867
    29           403,910,000         6.61805         9.24611
    30           403,910,000         7.45714         9.22803
--------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.
                                      17